UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2010

The Empire Sports & Entertainment Holdings Co.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Greene Street, Suite 403 New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 208-4472

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.         Change in Registrant’s Certifying Accountant.

On October 19, 2010, the board of directors of The Empire Sports & Entertainment Holdings Co. (the “Company”) approved the dismissal of Gumbiner Savett Inc.(“Gumbiner”) as the Company’s independent registered public accounting firm.  Gumbiner’s dismissal was effective immediately.

As previously reported in the Company’s current report on Form 8-K dated August 6, 2010, Gumbiner was engaged as the Company’s independent registered public accounting firm on August 6, 2010.  Accordingly, Gumbiner has not issued a report on the Company’s financial statements for the years ended December 31, 2010 or December 31, 2009.  During the period from August 6, 2010 through the October 19, 2010, (i) there were no disagreements between the Company and Gumbiner on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure; and (ii) there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-K.

On October 19, 2010, the Company provided Gumbiner with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Gumbiner furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated October 21, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On October 19, 2010, the Company engaged J.H. Cohn LLP (“J.H. Cohn”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on October 21, 2010.

During the years ended December 31, 2009 and 2008 and the subsequent interim period through October 19, 2010, the Company did not consult with J.H. Cohn regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits.

 (d)         Exhibits.

Exhibit No.	Description

16.1	Letter from Gumbiner Savett Inc. dated October 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 26, 2010

THE EMPIRE SPORTS & ENTERTAINMENT HOLDINGS CO.

By:	/s/ Gregory D. Cohen
Name: Gregory D. Cohen
Title: President, Chief OperatingOfficer& Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Gumbiner Savett Inc. dated October 21, 2010